Other Indebtedness	12 Months Ended
Dec. 31, 2011
Other Indebtedness
8.	Other Indebtedness

Floating Rate Loan Stock

This debt was assumed through the acquisition of Argo International. These notes are unsecured. All are redeemable subject to certain terms and conditions at a price up to 100% of the principal plus accrued and unpaid interest. Interest on the U.S. Dollar and Euro notes is due semiannually and quarterly, respectively. A summary of the notes outstanding at December 31, 2011 is presented below:

(in millions)
Issue Date	Currency	Maturity	Redeemable	Rate Structure	Interest Rate at December 31, 2011	Amount
12/08/2004	U.S. Dollar	11/15/2034	12/08/2009	6 month LIBOR + 4.2%	4.61%	$6.5
09/06/2005	Euro	08/22/2035	09/06/2010	3 month LIBOR + 4.0%	5.47%	16.1
10/31/2006	U.S. Dollar	01/15/2036	01/15/2011	6 month LIBOR + 4.0%	4.41%	10.0
10/31/2006	Euro	11/22/2036	10/31/2011	3 month LIBOR + 4.0%	5.47%	14.0
06/08/2007	Euro	09/15/2037	06/08/2012	3 month LIBOR + 3.9%	5.33%	18.1

						$64.7

At December 31, 2010, the floating rate loan stock was $64.2 million. No principal payments have been made since the acquisition of Argo International. The $48.2 million floating rate loan stock denominated in Euros fluctuates due to foreign currency translation. The foreign currency translation adjustment is recorded in the Consolidated Statements of (Loss) Income.

Borrowing Under Revolving Credit Facility

On April 30, 2010, Argo Group, Argo Group US, Argo International Holdings, Ltd., and Argo International (the “Borrowers”) entered into a $150.0 million credit agreement (“Credit Agreement”) with major money center banks. On July 22, 2011, the Borrowers entered into Amendment No. 2 to the Credit Agreement which increased the revolving credit facility from $150.0 million to $170.0 million, extended the maturity date from April 30, 2013 to April 30, 2014, and modified certain other terms. Borrowings under the Credit Agreement may be used for general corporate purposes, including working capital and permitted acquisitions, and each of the Borrowers has agreed to be jointly and severally liable for the obligations of the other Borrowers under the Credit Agreement. At December 31, 2011 and 2010, we had no borrowings outstanding under the Credit Agreement.

The Credit Agreement contains customary events of default. If an event of default occurs and is continuing, the Borrowers could be required to repay all amounts outstanding under the Credit Agreement. Lenders holding more than 51% of the loans and commitments under the Credit Agreement may elect to accelerate the maturity of the loans under the Credit Agreement upon the occurrence and during the continuation of an event of default. No defaults or events of defaults have occurred as of this filing.

Included in the credit agreement is a provision that allows up to $15.0 million of the revolving credit facility to be used for letters of credit (“LOC”), subject to availability under the line. At December 31, 2011, we had drawn $0.4 million in LOCs against the credit facility.

Other Debt

As part of the ARIS acquisition, at December 31, 2011 and 2010, we have a note payable for $0.8 million, of which $0.2 million is on a recourse basis. The note has a variable interest rate of 2.00% above 30-day LIBOR, with the variable interest rate being reset quarterly and subject to certain interest rate ceilings. The interest rate at December 31, 2011 was 2.37%. Interest payments are payable quarterly. The note payable matures on December 16, 2013. The note contains customary events of default. No defaults or events of defaults have occurred as of this filing.